UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 11, 2020

JAWS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39289	98-1524224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Washington Avenue, Suite 800 Miami Beach, FL	33139
(Address of principal executive offices)	(Zip Code)

(203) 422-7718

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	JWS.U	New York Stock Exchange
Class A Ordinary Shares included as part of the units	JWS	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	JWS WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

Business Combination Agreement

On November 11, 2020 (the “Effective Date”), Jaws Acquisition Corp., a Cayman Islands exempted company (“JAWS”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among JAWS, Jaws Merger Sub, LLC, a Delaware limited liability company (“JAWS Merger Sub”), Primary Care (ITC) Holdings, LLC, a Delaware limited liability company (the “Seller”), and Primary Care (ITC) Intermediate Holdings, LLC, a Delaware limited liability company (the “Company”).

The Business Combination Agreement and the transactions contemplated thereby were unanimously approved by the board of directors of JAWS and the board of managers of the Seller.

The Business Combination

The Business Combination Agreement provides for the consummation of the following transactions (collectively, the “Business Combination”): (a) JAWS will change its jurisdiction of incorporation by transferring by way of continuation from the Cayman Islands and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication”), upon which JAWS will change its name to “Cano Health”; (b) the Company will amend and restate its limited liability company agreement (the “Company A&R LLCA”) to, among other things, unitize the equity interests of the Company to permit the issuance and ownership of interests in the Company as contemplated by the Business Combination Agreement; (c) following the effectiveness of the Company A&R LLCA, Merger Sub will merge with and into the Company (the “Merger”), with the Company as the surviving company in the Merger, and JAWS shall be admitted as the managing member of the Company; (d) the Seller will receive a combination of cash consideration, certain newly issued equity interests of the Company and shares of newly issued Class B common stock, par value $0.0001 per share, of JAWS, which will have no economic value, but will entitle the Seller to one vote per issued share and will be issued on a one-for-one basis for each membership unit in the Company (each, a “Company Unit”) retained by the Seller following the Business Combination; and (e) JAWS will acquire certain newly issued equity interests of the Company in exchange for a cash contribution, which proceeds will be used to reduce existing indebtedness and fund the Company’s balance sheet for general corporate purposes. The Company A&R LLCA will provide the Seller the right to exchange its retained Company Units, together with the cancellation of an equal number of shares of Class B common stock, for Class A common stock of JAWS, subject to certain restrictions set forth therein.

Immediately prior to the consummation of the Business Combination (the “Closing”), JAWS will effect the Domestication pursuant to which (a) each Class A ordinary share and each Class B ordinary share of JAWS will automatically convert into one share of Class A common stock of JAWS and (b) the outstanding warrants to purchase Class A ordinary shares of JAWS will automatically become exercisable for Class A common stock of JAWS.

Following the consummation of the Business Combination, the combined company will be organized in an “Up-C” structure, in which substantially all of the assets and business of JAWS will be held by the Company. The combined company’s business will continue to operate through the subsidiaries of the Company and JAWS’s sole direct asset will be the equity interests of the Company held by it.

Concurrent with the Closing, JAWS will enter into a tax receivable agreement (the “Tax Receivable Agreement”) with the Seller, Jaws Sponsor, LLC (the “Sponsor”), the Company and holders of interests in the Company. Pursuant to the Tax Receivable Agreement, JAWS will be required to pay to the Seller 85%, and to the Sponsor 15%, of the amount of savings, if any, in U.S. federal, state and local income tax that JAWS actually realizes as a result of the utilization of certain tax attributes.

In addition, in connection with the consummation of the Business Combination, JAWS will, among other things, enter into at Closing with the Seller, the Sponsor and certain other parties, an investor agreement relating to, among other things, certain customary registration rights and lockup restrictions. Certain other unitholders of the Seller will also enter into a separate lockup agreement containing customary lockup restrictions.

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Representations and Warranties; Covenants

Under the Business Combination Agreement, the parties to the agreement made customary representations and warranties for transactions of this type regarding themselves. The representations and warranties made under the Business Combination Agreement generally will not survive the Closing. In addition, the parties to the Business Combination Agreement agreed to be bound by certain covenants as specified in the Business Combination Agreement. The covenants made under the Business Combination generally will not survive the Closing, subject to certain exceptions, including certain covenants and agreements that by their terms are to be performed in whole or in part after the Closing.

Conditions to Each Party’s Obligations

The consummation of the Business Combination is subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including: (a) the approval and adoption by JAWS’s shareholders of the Business Combination Agreement and transactions contemplated thereby; (b) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (c) since the Effective Date, no Company Material Adverse Effect (as defined in the Business Combination Agreement) shall have occurred that is continuing; (d) cash proceeds from JAWS’s trust account established for the purpose of holding the net proceeds from JAWS’s initial public offering, net of any amounts paid to JAWS’s shareholders that exercise their redemption rights in connection with the Business Combination (“Trust Account Proceeds”) and net of unpaid transaction expenses, plus the aggregate proceeds of the PIPE Financing (defined below), equaling no less than $1,025,000,000 at the Closing; and (e) Trust Account Proceeds equaling no less than $225,000,000 at the Closing.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including by written notice from JAWS or the Seller to the other party or parties, if the Closing has not occurred by June 11, 2021, which date shall be automatically extended to no later than July 11, 2021 if the SEC has not declared the Registration Statement (as defined in the Business Combination Agreement) effective on or prior to June 11, 2021, provided that such right to terminate is not available to JAWS or the Seller if such party exercising the right is in material breach of its representations, warranties, covenants or agreements under the Business Combination Agreement (including, with respect to Seller, any breach by the Company).

A copy of the Business Combination Agreement is attached as Exhibit 2.1 hereto and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto.

Sponsor Letter Agreement

Concurrently with the execution of the Business Combination Agreement, JAWS, the Sponsor, the Seller, the Company and holders of Class B ordinary shares of JAWS entered into the Sponsor Letter Agreement (the “Sponsor Letter Agreement”), pursuant to which the Sponsor and holders of Class B ordinary shares have agreed to, among other things, (i) vote in favor of the Business Combination Agreement and the transactions contemplated thereby (including the Merger), (ii) waive any adjustment to the conversion ratio set forth in the governing documents of JAWS, (iii) be bound by certain other covenants and agreements related to the Business Combination and (iv) be bound by certain transfer restrictions with respect to his, her or its shares in JAWS prior to the closing of the Business Combination, in each case, on the terms and subject to the conditions set forth in the Sponsor Letter Agreement.

A copy of the Sponsor Letter Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference, and the foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference thereto.

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PIPE Financing (Private Placement)

Concurrently with the execution of the Business Combination Agreement, JAWS entered into subscription agreements (the “Subscription Agreements”) with certain investors. Pursuant to the Subscription Agreements, each investor agreed to subscribe for and purchase, and JAWS agreed to issue and sell to such investors, immediately prior to the Closing, an aggregate of 80,000,000 shares of JAWS’s Class A common stock for a purchase price of $10.00 per share, for aggregate gross proceeds of $800,000,000 (the “PIPE Financing”). In addition, the Seller may, prior to the Closing and subject to the prior consent of JAWS and Cano America, LLC, direct JAWS to sell up to an additional 20,000,000 shares of JAWS’s Class A common stock.

The closing of the PIPE Financing is contingent upon, among other things, the substantially concurrent consummation of the Business Combination. The Subscription Agreements provide that JAWS will grant the investors in the PIPE Financing certain customary registration rights and indemnification.

The foregoing description of the Subscription Agreements and the PIPE Financing is subject to and qualified in its entirety by reference to the full text of the form of Subscription Agreement, a copy of which is attached as Exhibit 10.1 and the terms of which are incorporated herein by reference.

Seller Transaction Support Agreements

Promptly after the signing of the Business Combination Agreement, ITC Rumba, LLC, Cano America, LLC and Comfort Health Management LLC (collectively, the “Seller Unitholders”) will enter into a Transaction Support Agreement (collectively, the “Transaction Support Agreements”) with JAWS, pursuant to which the Seller Unitholders have agreed to, among other things, (i) vote in favor of the Business Combination Agreement and the transactions contemplated thereby, (ii) irrevocably appoint JAWS or any individual designated by JAWS as such Seller Unitholder’s agent, attorney-in-fact and proxy to attend on behalf of such Seller Unitholder any meeting of the Seller Unitholders with respect to the Business Combination and (iii) be bound by certain other covenants and agreements related to the Business Combination.

The foregoing description of the Transaction Support Agreements is subject to and qualified in its entirety by reference to the full text of the form of Transaction Support Agreement, a copy of which is attached as Exhibit 10.3 hereto, and the terms of which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the PIPE Financing is incorporated by reference herein. The shares of JAWS’s Class A common stock to be offered and sold in connection with the PIPE Financing have not been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) thereof.

Item 7.01 Regulation FD Disclosure.

On November 12, 2020, JAWS and the Company issued a joint press release announcing their entry into the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that JAWS and the Company have prepared for use in connection with the announcement of the Business Combination.

Furnished as Exhibit 99.3 hereto and incorporated into this Item 7.01 by reference are the consolidated financial statements of Cano Health, LLC as of and for the years ended December 31, 2017, 2018 and 2019.

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Furnished as Exhibit 99.4 hereto and incorporated into this Item 7.01 by reference is the transcript of a joint conference call held by JAWS and the Company in connection with the announcement of their entry into the Business Combination Agreement.

The foregoing (including Exhibits 99.1, 99.2, 99.3 and 99.4) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information

In connection with the Business Combination, JAWS intends to file with the U.S. Securities and Exchange Commission’s (“SEC”) a Registration Statement on Form S-4 (the “Registration Statement”), which will include a preliminary prospectus and preliminary proxy statement. JAWS will mail a definitive proxy statement/final prospectus and other relevant documents to its shareholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that JAWS will send to its shareholders in connection with the Business Combination. Investors and security holders of JAWS are advised to read, when available, the proxy statement/prospectus in connection with JAWS’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve the Business Combination (and related matters) because the proxy statement/prospectus will contain important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement/final prospectus will be mailed to shareholders of JAWS as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: 1601 Washington Avenue, Suite 800, Miami Beach, FL 33139.

Participants in the Solicitation

JAWS, the Company and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of JAWS’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of JAWS’s directors and officers in JAWS’s filings with the SEC, including the Registration Statement to be filed with the SEC by JAWS, which will include the proxy statement of JAWS for the Business Combination, and such information and names of the Company’s managers and executive officers will also be in the Registration Statement to be filed with the SEC by JAWS, which will include the proxy statement of JAWS for the Business Combination.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between JAWS and the Company, the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, and other statements that are not historical facts.

These statements are based on the current expectations of JAWS’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of JAWS and Seller. These statements are subject to a number of risks and uncertainties regarding JAWS’s businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; the risk that the approval of the shareholders of JAWS or the Company for the potential transaction is not obtained; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of JAWS and the Company; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the ability of the combined company to grow and manage growth profitably and retain its key employees; the amount of redemption requests made by JAWSs’ shareholders; the inability to obtain or maintain the listing of the post-acquisition company’s securities on NYSE following the Business Combination; costs related to the Business Combination; and those factors discussed in JAWS’s final prospectus relating to its initial public offering, dated May 13, 2020, and other filings with the SEC. There may be additional risks that JAWS presently does not know or that JAWS currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide JAWS’s expectations, plans or forecasts of future events and views as of the date of this communication. JAWS anticipates that subsequent events and developments will cause JAWS’s assessments to change. However, while JAWS may elect to update these forward-looking statements at some point in the future, JAWS specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing JAWS’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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Disclaimer

This Current Report is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1†	Business Combination Agreement, dated as of November 11, 2020, by and among Jaws Acquisition Corp., Jaws Merger Sub, LLC, Primary Care (ITC) Holdings, LLC and Primary Care (ITC) Intermediate Holdings, LLC.
10.1	Form of Subscription Agreement.
10.2	Sponsor Letter Agreement, dated as of November 11, 2020, by and among Jaws Sponsor LLC, certain other holders set forth on Schedule I thereto, Jaws Acquisition Corp., Primary Care (ITC) Holdings, LLC and Primary Care (ITC) Intermediate Holdings, LLC.
10.3	Form of Transaction Support Agreement.
99.1	Press Release, dated November 12, 2020.
99.2	Investor Presentation, dated November 2020.
99.3	Consolidated Financial Statements of Cano Health, LLC.
99.4	Conference Call Transcript.

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2020	JAWS ACQUISITION CORP.

	By:	/s/ Joseph L. Dowling
Name:	Joseph L. Dowling
Title:	Chief Executive Officer

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